===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : FEBRUARY 12, 1997


                               THE O'GARA COMPANY
             (Exact name of registrant as specified in its charter)

             Ohio                          000-21629            31-1470817
(State or other jurisdiction of            (Commission        (I.R.S. Employer
        incorporation)                     file number)      Identification No.)

                               9113 LeSaint Drive
                              Fairfield, Ohio 45014
                                 (513) 874-2112

                   (Address, including zip code, and telephone
                         number, including area code, of
                        registrant's principal executive
                                    offices)

===============================================================================

                   INFORMATION TO BE INCLUDED WITH THIS REPORT
                   -------------------------------------------

Items 1, 3, 4, 5, 6, 8 and 9 are not applicable and are omitted from this report. The information required by Items 2 and 7(c) has been previously filed. This amended report is filed to provide the financial information required by Items 7(a) and 7(b).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial Statements of Labbe S.A.

         Report of Independent Public Accountants ..............................................    2
         Consolidated Balance Sheets as of December 31, 1995 and 1996 ..........................    3-4
         Consolidated Statements of Operations for the Years Ended December 31,
         1995 and 1996 .........................................................................    5
         Consolidated Statements of Shareholders' Equity for the Years Ended
         December 31, 1995 and 1996 ............................................................    6
         Consolidated Statements of Cash Flows for the Years Ended December
         31, 1995 and 1996 .....................................................................    7
         Notes to Consolidated Financial Statements ............................................    8-17

    (b)  Pro Forma Financial Information of The O'Gara Company

         Pro Forma Condensed Consolidated Balance Sheets as of December 31, 1996 ...............    18
         Pro Forma Consolidated Statements of Operations
         for the Year ended December 31, 1996 ..................................................    19

The Pro Forma Condensed Consolidated Balance Sheet of The O'Gara Company (the "Company") as of December 31, 1996, reflects the financial position of the Company after giving effect to the acquisition discussed in Item 2. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996, assumes that the acquisition occurred on January 1, 1996, and is based on the operations of the Company for the year then ended.

     The unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared by the Company based upon assumptions it deems proper. The Unaudited Pro Forma Condensed Consolidated Financial Statements presented herein are not necessarily indicative of the future consolidated financial position or future consolidated results of operations of the Company, or of the consolidated financial position or consolidated results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. It should be noted that for the periods subsequent to January 1, 1997 the Company's consolidated financial statements will reflect the acquisition.

    The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical consolidated Financial Statements and related notes of the Company contained in its annual report on Form 10K for the years ended December 31, 1996.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------

We have audited the accompanying consolidated balance sheets of Labbe (Note 1) (a French corporation) and subsidiaries as of December 31, 1995 and December 31 1996, and the related consolidated statements of operations and shareholders' equity and cash flows for the two years in the period ended December
31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Labbe (Note 1) and subsidiaries as of December 31, 1995 and December 31, 1996 and the results of their operations and cash flows for each of the two years in the period ended December 31, 1996, in conformity with generally accepted accounting principles in the United States of America.

April 25, 1997

Paris, France

                                          PGA
                                          Member Firm of Andersen Worldwide


                                          Philippe Mongin

                                      LABBE

                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                          (IN THOUSANDS OF US DOLLARS)

                                                   12.31.95         12.31.96
                                                   --------         --------

                                                 (12 months)      (12 months)

Current assets
--------------

Cash (note 2)                                         1,987            3,501
Accounts receivable, net of allowance for
doubtful accounts of $169 in 1995 and
$272 in 1996                                          7,572            4,389
Other receivables (note 2)                              759              300
Inventories (note 2)                                  5,143            3,643
Prepaid expenses                                        151               65
                                                     ------           ------
Total current assets                                 15,612           11,898

Property, Plant and Equipment
-----------------------------
(note 2)

Land and land improvements                              281              263
Buildings and improvements                            2,472            2,361
Furniture and fixtures                                  677              695
Machinery and equipment                               1,503            1,427
Other                                                   524              537
                                                     ------           ------
Total                                                 5,457            5,284
Less accumulated depreciation                         2,447            2,664
Net property, plant and equipment                     3,010            2,620

Goodwill and intangibles
------------------------

Goodwill                                                612              530
Franchises and licenses                                   -               12
                                                     ------           ------
                                                        612              542

Other assets (note 2)                                 2,160            2,202
                                                     ------           ------

TOTAL ASSETS                                         21,394           17,262
                                                     ======           ======

         THE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ARE
                  AN INTEGRAL PART OF THESE BALANCE SHEETS.

                                      LABBE

                           CONSOLIDATED BALANCE SHEETS

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                          (IN THOUSANDS OF US DOLLARS)

                                                   12.31.95         12.31.96
                                                   --------         --------

                                                 (12 months)      (12 months)

Current liabilities
-------------------

Revolving lines of credit (note 3)                       18                -
Current portion of long term debt (note 4)              630              498
Accounts payable                                      6,210            3,694
Accrued liabilities (note 2)                          5,145            4,819
Deferred tax liabilities (note 2)                       243               37
                                                     ------           ------
Total current liabilities                            12,246            9,048

Long term debt (note 4)                               2,039            1,472

Minority interest                                        54               31


Shareholders' equity
--------------------

Common stock, 150.000 shares of FF100 par
value                                                 1,871            2,848
Additional paid in capital                               22               22
Retained earnings                                     4,655            3,792
Translation adjustment                                  506               49
                                                     ------           ------
Total shareholders' equity                            7,054            6,711
                                                     ------           ------

TOTAL LIABILITIES & EQUITY                           21,394           17,262
                                                     ======           ======


         THE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ARE
                  AN INTEGRAL PART OF THESE BALANCE SHEETS.

                                      LABBE

                      CONSOLIDATED STATEMENTS OF OPERATIONS

               (IN THOUSANDS OF US DOLLARS, EXCEPT PER SHARE DATA)

                                                           12.31.95         12.31.96
                                                           --------         --------

                                                          (12 months)     (12 months)

Net sales                                                     25,461           24,118
Cost of sales                                               (19,725)         (19,656)
                                                          ----------      -----------
Gross profit                                                   5,736            4,462

Operating expenses
------------------

Selling and marketing                                        (1,229)          (1,084)
General and administrative                                   (1,179)          (1,093)
                                                          ----------       ----------
Total operating expenses                                     (2,407)          (2,177)
                                                          ----------       ----------
Operating income                                               3,329            2,285


Other income (expense)
----------------------

Interest expense                                               (303)             (476)
Interest income                                                  172              380
Other                                                          (515)             (537)
                                                          ----------       ----------
Total other income (expense)                                   (646)            (633)
                                                          ----------       ----------
Pre-tax income                                                 2,682            1,652
--------------

Provision for income taxes (note 2)                            (985)            (827)
Deferred tax (note 2)                                           (25)              195
Minority interest                                               (21)              (6)
                                                          ----------       ----------

NET INCOME                                                     1,648            1,014
                                                          ==========       ==========

Net income per share                                           16.48             8.27
                                                          ==========       ==========


         THE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ARE
                     AN INTEGRAL PART OF THESE STATEMENTS.

                                      LABBE

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                          (IN THOUSANDS OF US DOLLARS)

                                                 COMMON       ADDITIONAL   RETAINED       CUMULATIVE        TOTAL
                                                 STOCK         PAID-IN     EARNINGS        FOREIGN
                                                               CAPITAL                     CURRENCY
                                                                                          TRANSLATION
                                                                                          ADJUSTMENT
                                             -------------  ------------   ----------     -----------    ------------

    BALANCE, December 31, 1994                    1,871           22            3,408            -           5,301
    Net income                                      -             -             1,648            -           1,648
    Aggregate translation adjustment                -             -               -              506           506
    Distribution to shareholders                    -             -             (401)            -           (401)
                                             -------------  ------------   ----------      ----------    ------------
    BALANCE, December 31, 1995                    1,871           22            4,655            506         7,054
    Net income                                      -             -             1,014            -           1,014
    Aggregate translation adjustment                -             -               -             (457)        (457)
    Distribution to shareholders                    -             -              (391)           -           (391)
    Decrease in capital                           (196)           -              (313)           -           (509)
    Increase in capital                           1,173           -            (1,173)           -            -
                                             -------------  ------------   -----------     ----------    ------------
    BALANCE, December 31, 1996                    2,848           22             3,792            49         6,711


         THE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ARE
                      AN INTEGRAL PART OF THESE STATEMENTS.

                                      LABBE

                       CONSOLIDATED CASH FLOWS STATEMENTS

                          (IN THOUSANDS OF US DOLLARS)

                                                                12.31.95         12.31.96
                                                                --------         --------

CASH FLOWS FROM OPERATING ACTIVITIES

Net income                                                         1,648            1,014

Adjustments to reconcile net income to net cash provided by (used for) operating activities

Depreciation and amortization                                        490              437
(Gain) or loss on sales of assets                                      -               21
Provision for doubtful accounts                                       21              114
Provision for slow moving inventories                               (91)             (30)
Changes in operating assets & liabilities
      (Increase) decrease in accounts receivable                 (1,475)            2,582
      (Increase) decrease in other receivables                      (50)              410
      (Increase) decrease in inventories                             257            1,199
      (Increase) decrease in prepaid expenses                       (60)               78
      (Increase) decrease in deferred income taxes                     -            (191)
      Increase (decrease) in accounts payables                       332          (2,116)
      Increase (decrease) in accrued liabilities                     276                4
      Increase (decrease) in deferred tax liabilities                 30                -
                                                                ------------    -------------

                                                                   (270)            2,508

Increase (decrease) of minority interest                           ( 12)             (20)
                                                                ------------    -------------

Net cash provided by operating activities                          1,366            3,502
                                                                ------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of HELLIO Company (net of cash acquired)                (1,073)                -
Purchase of property and equipment                                 (438)            (254)
(Increase) decrease in other assets                              (1,990)            (181)
Proceeds from sale of equipment                                       22               22
(Increase) decrease in deferred credit                               (4)                -
                                                                ------------    -------------

Net cash used for investing activities                           (3,485)            (413)
                                                                ------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES

Payments of capital leases                                         (178)            (156)
Proceeds from capital leases                                          94               32
Proceeds from borrowings                                             828               14
Payments of borrowings                                             (577)            (424)
Payments of dividend to shareholders                               (401)            (391)
Translation adjustment                                                24             (46)
Decrease in capital                                                    -            (509)
                                                                ------------    -------------

Net cash used for financing activities                             (210)          (1,430)
                                                                ------------    -------------
NET INCREASE (DECREASE) IN CASH                                  (2,329)            1,659
                                                                ============    =============

CASH AND CASH EQUIVALENTS : BEGINNING OF YEAR                      4,082            1,968
Impact of change in exchange rates on transalations                  215            (126)
                                                                ------------    -------------
CASH AND CASH EQUIVALENTS : END OF YEAR                            1,968            3,501
                                                                ============    =============

                                      LABBE

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1996

                    (ALL AMOUNTS IN THOUSANDS OF US DOLLARS)

(1) BASIS OF PRESENTATION


    (a)  Consolidated entities
         ---------------------

    The accompanying consolidated financial statements consist of the following entities.

    - Normandie Carrosserie is a company, whose principal business is repairing industrial coachwork. Labbe owned 65% of this company until 1994, then has increased its shareholder owning up to 84% (approximately).

    - Societe de Blindage et de Securite (S.B.S.) is engaged in the business of providing armored products and repairing industrial coachwork. Labbe owns approximately 100% of this entity.

    - Hellio is a company that is building and repairing industrial coachwork. Labbe owns approximately 100% of this entity.

    As Labbe has a voting interest in the above companies of more than 50 %, these companies are fully consolidated into the consolidated financial statements.

    Some companies in which Labbe holds a majority interest are not consolidated in the consolidated financial statements because they are not significant and will be sold in 1997.

    (b)  Business
         --------

         The company operates in two segments, providing security products and industrial coachwork. The Company's primary products include the armoring of commercial and private vehicles. The following summarizes the company's foreign and domestic sales:

                                              -------------------        --------------------
                                                   12.31.95                   12.31.96
                                              -------------------        --------------------

          France:                                     19,839                      16,051
          Foreign countries:                           5,622                       8,067
                                                      ------                      ------
                                                      25,461                      24,118
                                                      ======                      ======


(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America.

    (a)  Revenue recognition
         -------------------

          Revenue related to most commercial contracts results principally from both short-term and long-term fixed price contracts and is recognized on the percentage of completion method calculated utilizing the cost-to-cost approach. The percent deemed to be complete is calculated by comparing the cost incurred to date to estimated total cost of each contract. This method is used because management considers costs incurred to be the best available measure of progress on these contracts. However, adjustments to this measurement are made when management believes that cost incurred materially exceeds effort expended. Contract costs includes all direct material and labor costs, along with certain direct overhead costs related to contract production. Provisions for any estimated total contract losses on uncompleted contracts are recorded in the period in which it becomes known that such losses will occur. Changes in estimated total contract costs will result in revisions to contract revenue. These revisions are recognized when determined.

    (b)  Cash and cash equivalents
         -------------------------

         Cash and cash equivalents are composed as follows:

                                                      --------------------       --------------------
                                                           12.31.95                   12.31.96
                                                      --------------------       --------------------

           Mutual funds                                         442                      2,075
           Short term deposits                                  571                          -
           Cash                                                 974                      1,426
                                                              -----                      -----
                                                              1,987                      3,501
                                                              =====                      =====

    (c)  Other receivables
         -----------------

         Other receivables are composed as follows:

                                                      ---------------------        ------------------
                                                            12.31.95                   12.31.96
                                                      ---------------------        ------------------

           Income tax                                            432                        11
           VAT                                                    96                        50
           Suppliers discount to obtain                           72                       110
           Other                                                 159                       129
                                                               -----                     -----
                                                                 759                       300
                                                               =====                     =====


    (d)  Inventories
         -----------

         Inventories are stated at the lower of cost or market using the first-in, first-out (FIFO) method and include the following :

                                                        --------------------        -------------------
                                                             12.31.95                    12.31.96
                                                        --------------------        -------------------

          Raw materials                                         2,101                      1,934
          Merchandises                                             64                         79
          Work-in-process and finished goods                    2,568                      1,723
          Costs and estimated earnings in excess of
            billings on uncompleted contracts                     810                        251
                                                                -----                      -----

          Gross inventory                                       5,543                      3,987
          Less-accumulated depreciation                           400                        344
                                                                -----                      -----

          Net inventory                                         5,143                      3,643
                                                                =====                      =====

    (e)  Property, plant and equipment
         -----------------------------

         Property, plant and equipment are stated at cost. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets as follows :

              Buildings and improvements                       19-40 years
              Furniture and fixtures                           5-7 years
              Machinery and equipment                          5-7 years

    (f)  Research and development costs
         ------------------------------

         Research and development costs are expensed as incurred. These costs are included in cost of sales as they are directly affected to specific orders.

    (g)  Other assets
         ------------

         The components of other assets are as follows:

                                                       ---------------        ----------------
                                                            12.31.95                12.31.96
                                                       ---------------        ----------------

     Investments in affiliated companies                       326                     305
     Deposits                                                  267                     147
     Loans to affiliated companies                           1,753                   1,766
                                                             -----                   -----
     Gross Value                                             2,346                   2,219
     Less accumulated depreciation                             186                      17
                                                             -----                   -----
     Net value                                               2,160                   2,202
                                                             =====                   =====

         Loans to affiliated companies mainly correspond to a loan to Holding Saint Roch (H.S.R.) amounting to $1,571 and one to Verem amounting to $169 as of December 31, 1996.

    (h)  Accrued liabilities
         -------------------

                                                         --------------------        --------------------
                                                              12.31.95                    12.31.96
                                                         --------------------        --------------------
               Income tax                                          262                         168
               Other taxes                                          60                          49
                                                                 -----                       -----
           Tax payable                                             322                         217

               Wages                                             1,444                       1,146
               Social security charges                             864                         748
               Retirement indemnity                                226                         320
               Employee profit sharing                             683                         981
                                                                 -----                       -----

           Accrued compensation                                  3,217                       3,195


           Deferred revenue                                        931                         558


           VAT sales tax payable                                   195                         184

               Guarantees and warranty costs                       183                         276
               Litigation, claims, assessments                     102                         224
               Other                                               195                         165
                                                                 -----                       -----
           Other liabilities                                       480                         665

                                                                 -----                       -----
                                                                 5,145                       4,819
                                                                 =====                       =====

         Income tax assets and liabilities can not be compensated as they do not relate to the same legal entities and as the Labbe group does not take the advantage of tax consolidation.

         Retirement indemnity has only been calculated for Labbe for the year 1995 and for each entity of the Labbe group for the year 1996.

         Deferred revenue consists of goods not delivered before year end but already invoiced.

    (i)  Income taxes
         ------------

         Labbe and consolidated subsidiaries are subjected to corporate income tax (applicable rates were 36 2/3% in 1995 and 1996).

         The provision for income taxes consists of:

                                                            ---------------------        --------------------
                                                                  12.31.95                    12.31.96
                                                            ---------------------        --------------------

          Labbe                                                      (792)                       (649)
          Normandie Carrosserie                                       (60)                       ( 22)
          Societe de Blindage et de Securite                           (9)                           -
          Hellio                                                     (124)                       (156)
                                                                     -----                       -----
          Total current                                              (985)                       (827)

          Deferred                                                    (25)                         195
                                                                     -----                       -----
          Total provision for income tax                           (1,010)                       (632)
                                                                     =====                       =====

         In addition, the Labbe Group recognizes a deferred tax asset for cumulative temporary differences between financial reporting and tax reporting, which includes primarily accruals and reserves not currently deductible for tax purposes.

         The components of the deferred tax assets and liabilities consist of the following:

                                                            ---------------------        --------------------
                                                                  12.31.95                    12.31.96
                                                            ---------------------        --------------------

          Profit sharing scheme                                        120                          99
          Capital lease                                               (97)                       (106)
          Amortization and depreciation                               (64)                        (83)
          Retirement indemnities                                        83                         117
          Inventory valuation                                        (315)                        (91)
          Other                                                         30                          27
                                                                     -----                       -----
          Total net deferred tax liabilities                         (243)                        (37)
                                                                     =====                       =====

    (j)  Foreign Currency Translation
         ----------------------------

         Assets and liabilities of foreign operations are translated using year-end exchange rates prevailing during the year. Gains and losses resulting from transactions in foreign currencies are immaterial.

    (k)  Concentrations of Credit Risk
         -----------------------------

         Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash investments and trade receivables. The Company has cash investment policies that limit investments to short-term low risk instruments. Concentrations of credit risk with respect to trade receivables are limited due to the nature of customers comprising the Company's customer base (state-owned or private car manufacturers, French Military).

(3) REVOLVING LINES OF CREDIT

    Considering the level of cash of the Labbe group, bank accounts showing a credit balance remain exceptional.

(4) LONG TERM DEBT

    The components of the long term debts (including current portions) consist of the following:

                                                   --------------------------       ------------------------
                                                           12.31.95                        12.31.96
                                                   --------------------------       ------------------------

          Borrowings                                             1,408                            908
          Capital leases                                         1,261                          1,062
                                                                 -----                          -----
                                                                 2,669                          1,970
                                                                 =====                          =====

    a)   Long term debt except capital lease
         -----------------------------------

         The components of long term debt are as follows:

----------------------------  -----------------  ---------------------  -----------------  -----------------
Bank                            Initial debt        Interest rate          Remaining             Remaining
                                                                              debt                 debt
                                                         (%)                12.31.95             12.31.96
----------------------------  -----------------  ---------------------  -----------------  -----------------
BCMB                                     48                   8.50                 30                 18

Credit Maritime                          96             T4M + 0.25                 10                  -
                                         96                  10.25                 13                  -
                                        191                  10.30                 83                 35
                                         67                   8.75                 34                 17
                                         29                  10.75                 15                  8

CIO                                      72          Codevi + 4.75                 20                  2

Credit Agricole                          67                   8.25                 17                  -
                                         72                   8.25                 19                  -
                                         72                  10.00                 19                  -
                                        286                   7.25                211                141
                                        764        7.2 until April                747                561
                                                     1996 then 6.2

Advance granted by the                   95                      0                102                 87
regional Council

COFACE                                                                                                14

Advances from shareholders                                                         50                 21

Accrued interests loan                                                              7                  4

Other liabilities                                                                  31                  -

Total long-term debt                                                            1,408                908

Less current portion                                                              468                334
                                                                                 ----               ----
Total                                                                             940                574
                                                                                 ====               ====

       Scheduled maturities of long term debt as of December 31,1996 are as follows:

                                          1997               334
                                          1998               278
                                          1999               208
                                          2000                88
                                                             ---
                                                             908
                                                             ===

       b)    Capital leases
             --------------

                                                -----------------       ------------------
                                                    31.12.95                31.12.96
                                                -----------------       ------------------

              Current portion                          162                      164
              Long term credit                       1,099                      898
                                                     -----                    -----
                                                     1,261                    1,062
                                                     =====                    =====

       Scheduled maturities of leasing as of December 31,1996 are as follows:

                                          1997               164
                                          1998               155
                                          1999               138
                                          2000               130
                                          2001               130
                                          After              345
                                                           -----
                                                           1,062
                                                           =====

       Interests on capital leases are not included in the above figures.

(5) COMMITMENTS AND CONTINGENCIES

    a)   Guaranties given
         ----------------

         Guaranties given for consolidated entities and affiliated companies amount to $663.

    b)   Unrecorded obligation
         ---------------------

         The consolidated company "S.B.S" is committed to buy the assets of the former company S.I.B.S., which went bankrupt, for an amount of $306. However, S.B.S's ownership on these assets is contested by the previous owners. S.B.S. only paid $38 as an advance payment. Therefore, the unrecorded obligation amounts to $268 that will be paid when the claim is solved.

                               THE O'GARA COMPANY
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                            AS OF DECEMBER 31, 1996
                                  (unaudited)
                             (dollars in thousands)

                                                        Historical  Labbe(1)   Adjustments     Pro Forma
                                                        ----------  --------   -----------     ---------
Current assets:
    Cash                                                $  1,454    $  3,501    $   (662)(4)   $  4,293
    Accounts Receivable                                    7,736       4,689         --          12,425
    Costs and estimated earnings in excess of
       billings on uncompleted contracts                  15,326         251         --          15,577
    Inventories                                            8,734       3,392         --          12,126
    Other current assets                                   1,841          65         --           1,906
                                                        --------    --------    --------       --------
            Total current assets                          35,091      11,898        (662)        46,327
                                                        --------    --------    --------       --------
Property, Plant, and Equipment, Net                        4,925       2,620         740 (7)      8,285
                                                        --------    --------    --------       --------

                                                                                         (2)
                                                                                         (4)(5)
Other assets                                               3,922       2,744       7,376 (8)     14,042
                                                        --------    --------    --------       --------
            Total assets                                $ 43,938    $ 17,262    $  7,454       $ 68,654
                                                        ========    ========    ========       ========

Current liabilities:
    Revolving lines of credit                           $  9,936    $    --     $    --        $  9,936
    Accounts payable                                      11,087       3,694         --          14,781
    Other current liabilities                              9,790       5,354         --          15,144
                                                        --------    --------    --------       --------
            Total current liabilities                     30,813       9,048         --          39,861

Long-term debt, net of current portion                       469       1,503      10,730 (3)     12,702

Shareholders' equity                                      12,656       6,711      (3,276)(6)     16,091
                                                        --------    --------    --------       --------
            Total liabilities and shareholders' equity  $ 43,938    $ 17,262    $  7,454       $ 68,654
                                                        ========    ========    ========       ========
-----------------------

    (1)  Labbe historical balance sheet as of December 31, 1996.
    (2)  To record $6,961 in goodwill resulting from the acquisition
    (3)  To record debt incurred to acquire Labbe
    (4)  To pay and capitalize $662 in costs associated with the acquisition
    (5)  To record $40 in trademarks and $100 in customer lists identified in conjunction with the completion of the acquisition
    (6)  To reflect 376,597 shares of stock valued at $3,435 issued in connection with the acquisition, less Labbe historical equity
    (7)  Revaluation of fixed assets (increases to land--$80, buildings--$470 and machinery and equipment--$190)
    (8)  Reduction in asset representing pre-existing goodwill ($387)

                               THE O'GARA COMPANY

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                   (unaudited)

                  (dollars in thousands, except per share data)

                                                        Historical       Labbe (1)        Adjustments               Pro Forma
                                                       --------------  --------------   --------------             -----------

Net sales                                               $    82,778     $   24,118       $      -                   $   106,896
Cost of sales                                                61,523         19,656              -                        81,179
                                                        -----------    -----------       ----------                 -----------
        Gross profit                                         21,255          4,462              -                        25,717

Operating expenses:
        Selling and marketing                                 4,810          1,084              -                         5,894
        General and administrative                            7,930          1,093              300(2)(4)(5)(6)(7)        9,323
                                                        -----------    -----------       ----------                 -----------
               Operating income                               8,515          2,285             (300)                     10,500

Other income (expense):
        Interest expense                                     (1,300)          (476)            (993)(3)                  (2,769)
        Other, net                                              (38)          (163)             -                          (201)
                                                        -----------    -----------       ----------                 -----------
Income before provision for income taxes                      7,177          1,646           (1,293)                      7,530
Provision for income taxes                                      518            632             (474)(8)                     676
                                                        -----------    -----------       ----------                 -----------
               Net income                               $     6,659    $     1,014       $     (819)                $     6,854
                                                        ===========    ===========       ==========                 ===========

UNAUDITED PRO FORMA INFORMATION:
         Gross profit                                        21,255                                                      25,717
         Selling and marketing                                4,810                                                       5,894
         General and administrative                           8,031                                                       9,424
                                                        -----------                                                 -----------
         Operating income                                     8,414                                                      10,399
         Interest expense                                      (961)                                                     (2,436)
         Other, net                                             (38)                                                       (201)
                                                        -----------    -----------       ----------                 -----------
         Income before provision for income taxes             7,415          1,646           (1,293)                      7,768
         Provision for income taxes                           2,966            632             (474)                      3,124
                                                        -----------    -----------       ----------                 -----------
         Net income                                     $     4,449    $     1,014       $     (819)                $     4,644
                                                        ===========    ===========       ==========                 ===========
         Pro forma earnings per share                   $      0.69                                                 $      0.68
                                                        ===========                                                 ===========
         Pro forma weighted average

                shares outstanding                        6,449,050                                                   6,825,647
                                                        ===========                                                 ===========
---------------------------

(1) To include historical results of operations for Labbe for the year ended December 31, 1996.
(2) To record amortization on goodwill resulting from acquisition of Labbe (gross cost--$6,961 over 30 years).
(3) To reflect interest expense on debt incurred to fund acquisition of Labbe ($10,730 at 9.25%).
(4) To amortize capitalized acquisition costs associated with Labbe ($662 over 30 years).
(5) To amortize trademarks and customer lists identified in conjunction with the completion of the Labbe acquisition (customer lists--$100 over 5 years; trademarks--$40 over 15 years).
(6) To deduct $30 in amortization recorded in historical Labbe results of operations for pre-existing intangible assets.
(7) To record additional depreciation on fixed assets revalued in conjunction with the completion of the Labbe acquisition (increase to building--$470 over 20 years and machinery and equipment--$190 over 7 years).
(8) To recognize the benefit for income taxes at an effective rate of approximately 37% on the pro forma adjustments.


                                   SIGNATURES
                                   ----------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    APRIL 28, 1997                    THE O'GARA COMPANY

                                           By /s/  Nicholas P. Carpinello
                                             ---------------------------------
                                             Nicholas P. Carpinello
                                             Executive  Vice-President, and
                                              Chief Financial Officer